UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 14, 2013

HOST HOTELS & RESORTS, INC.

HOST HOTELS & RESORTS, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Host Hotels & Resorts, Inc.) Delaware (Host Hotels & Resorts, L.P.)	001-14625 0-25087	53-0085950 52-2095412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices) (Zip Code)

(240) 744-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2013, the Compensation Policy Committee (the “Committee”) of the Board of Directors of Host Hotels & Resorts, Inc. (the “Company”) adopted a new compensatory arrangement for Gregory J. Larson in connection with his promotion to Executive Vice President and Chief Financial Officer of the Company on May 20, 2013 as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on May 22, 2013. Mr. Larson’s base salary was increased to $450,000, retroactive to May 20, 2013. Mr. Larson will continue to participate in the annual incentive award program at the same level as in prior years with the annual cash parameters of an executive vice president. For employees at the level of executive vice president, the annual cash parameters are 50% of base salary for performance at the “threshold” level, 100% of base salary for performance at the “target” level and 200% of base salary for performance at the “high” level. The terms of the annual incentive award program have been previously disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 10, 2013. In addition, the Committee authorized increased awards of (i) restricted common stock to Mr. Larson and (ii) stock options for the current year. Mr. Larson will receive additional shares of restricted common stock of the Company based at the “high” level of performance with a value of $180,000 with the number of shares to be determined based on the average high and low price of the Company’s common stock for the sixty (60) calendar days ending May 20, 2013. The additional stock options will be valued at $10,000 with an exercise price equal to the fair market value of the Company’s common stock on June 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC. (Registrant)

Date: June 20, 2013	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President and Corporate Controller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.
(Registrant)

	By:	HOST HOTELS & RESORTS, INC.
Its General Partner

Date: June 20, 2013	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President and Corporate Controller